Exhibit 99.2

Clover Community Bankshares, Inc.
and Subsidiary

Unaudited Consolidated Interim Financial Statements

As of September 30, 2018 (Unaudited) and December 31, 2017

Clover Community Bankshares, Inc. and Subsidiary
Contents

Page

Unaudited Consolidated Interim Financial Statements

Consolidated Balance Sheets as of September 30, 2018 (Unaudited) and December 31, 2017	1

Consolidated Statements of Operations for the nine months ended September 30, 2018 and 2017 (Unaudited)	2

Consolidated Statements of Comprehensive Income for the nine months ended September 30, 2018 and 2017 (Unaudited)	3

Consolidated Statements of Changes in Shareholders’ Equity for the nine months ended September 30, 2018 and 2017 (Unaudited)	4

Consolidated Statements of Cash Flows for the nine months ended September 30, 2018 and 2017 (Unaudited)	5-6

Notes to Unaudited Consolidated Interim Financial Statements	7-20

Unaudited Consolidated Interim Financial Statements
Clover Community Bankshares, Inc. and Subsidiary
Consolidated Balance Sheets

	September 30, 2018	December 31, 2017
	(Unaudited)
Assets
Cash and cash equivalents:
Cash and due from banks	$6,723,247	$5,673,434
Interest-earning deposits in other banks	1,399,487	765,153
Federal funds sold	2,673,825	679,628
Total cash and cash equivalents	10,796,559	7,118,215
Bank term deposits	4,790,512	2,964,947
Investment securities:
Securities available for sale	37,829,398	38,082,932
Securities held to maturity	1,000,000	1,000,000
Nonmarketable equity securities	182,200	181,400
Total investment securities	39,011,598	39,264,332
Loans receivable	68,736,442	72,018,997
Less allowance for loan losses	(1,332,205)	(1,352,371)
Loans receivable, net	67,404,237	70,666,626
Premises, furniture and equipment, net	1,915,952	1,925,049
Accrued interest receivable	481,030	556,574
Other real estate owned	960,210	1,217,705
Bank owned life insurance	3,486,907	3,426,268
Other assets	668,255	668,340
Total assets	$129,515,260	$127,808,056

Liabilities
Deposits:
Noninterest-bearing	$32,312,155	$25,728,458
Interest-bearing	82,665,666	87,040,046
Total deposits	114,977,821	112,768,504
Accrued interest payable	25,465	50,528
Note payable	111,675	436,705
Other liabilities	1,015,023	1,109,181
Total liabilities	116,129,984	114,364,918

Shareholders' Equity
Series A Preferred stock, no par value; 10,000,000 shares authorized; 113,125 shares issued and outstanding	1,131	1,131
Common stock, par value $.01 per share, 10,000,000 shares authorized; 863,776 shares issued and outstanding	8,638	8,638
Capital surplus	2,683,888	2,683,888
Retained earnings	11,441,659	10,635,552
Accumulated other comprehensive income (loss)	(750,040)	113,929
Total shareholders' equity	13,385,276	13,443,138
Total liabilities and shareholders' equity	$129,515,260	$127,808,056

See Notes to Consolidated Financial Statements

Clover Community Bankshares, Inc. and Subsidiary
Consolidated Statements of Operations (Unaudited)
For the nine months ended September 30, 2018 and 2017

	2018	2017
Interest income
Loans, including fees	$2,952,565	$3,164,056
Investment securities:
Taxable	364,783	351,612
Tax-exempt	364,225	336,261
Nonmarketable equity securities	57,393	59,753
Bank term and interest-earning deposits	117,250	73,829
Federal funds sold	36,742	13,539
Total interest income	3,892,958	3,999,050

Interest expense
Deposits	125,641	114,026
Other borrowed funds	10,989	37,035
Total interest expense	136,630	151,061
Net interest income	3,756,328	3,847,989

Provision for loan losses	-	-

Net interest income after provision for loan losses	3,756,328	3,847,989

Noninterest income
Service charges on deposit accounts	806,417	828,790
Gain on sale of securities available for sale	-	51,585
Other income	85,786	123,337
Total noninterest income	867,403	1,003,712

Noninterest expense
Salaries and employee benefits	1,962,032	1,963,636
Net occupancy	146,242	154,701
Furniture and equipment	317,797	297,176
Printing, postage and stationery	86,703	77,785
Professional services	270,341	110,036
Data processing	161,822	190,394
ATM/Debit card	259,974	241,006
Directors’ fees	57,600	59,250
Net (gain) loss on sales of other real estate owned	(90,860)	-
Net cost of operation of other real estate owned	(3,352)	19,996
Other operating	486,119	529,346
Total noninterest expense	3,632,970	3,623,330

Income before income taxes	990,761	1,228,371
Income tax expense	184,654	305,158

Net Income	806,107	923,213
Preferred stock dividends	-	-
Net income available to common shareholders	$806,107	$923,213

Earnings per common share
Weighted average number of common shares outstanding	863,776	863,776
Earnings per common share	$0.93	$1.07

See Notes to Consolidated Financial Statements

Clover Community Bankshares, Inc. and Subsidiary
Consolidated Statements of Comprehensive Income (Unaudited)
For the nine months ended September 30, 2018 and 2017

	2018	2017

Net Income	$806,107	$923,213
Other comprehensive income (loss)
Investment securities available for sale:
Unrealized holding gains (losses)	(1,150,617)	469,301
Tax effect	286,648	(168,949)
Reclassification of gains recognized in net income	-	(51,585)
Tax effect	-	18,571
Other comprehensive income (loss)	(863,969)	267,338
Comprehensive income (loss)	$(57,862)	$1,190,551

See Notes to Consolidated Financial Statements

Clover Community Bankshares, Inc. and Subsidiary
Consolidated Statements of Changes in Shareholders’ Equity (Unaudited)
For the nine months ended September 30, 2018 and 2017

	Series A Preferred Stock	Common Stock	Capital Surplus	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total

Balance, December 31, 2016	$1,131	$8,638	$2,683,888	$9,917,207	$(9,961)	$12,600,903
Net income	-	-	-	923,213	-	923,213
Other comprehensive income	-	-	-	-	267,338	267,338
Balance, September 30, 2017	$1,131	$8,638	$2,683,888	$10,840,420	$257,377	$13,791,454

Balance, December 31, 2017	$1,131	$8,638	$2,683,888	$10,635,552	$113,929	$13,443,138
Net income	-	-	-	806,107	-	806,107
Other comprehensive loss	-	-	-	-	(863,969)	(863,969)
Balance, September 30, 2018	$1,131	$8,638	$2,683,888	$11,441,659	$(750,040)	$13,385,276

See Notes to Consolidated Financial Statements

Clover Community Bankshares, Inc. and Subsidiary
Consolidated Statements of Cash Flows (Unaudited)
For the nine months ended September 30, 2018 and 2017

	2018	2017
Cash flows from operating activities:
Net income	$806,107	$923,213
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	98,709	110,911
Decrease (increase) in deferred loan fees and costs, net	(3,674)	4,545
Discount accretion and premium amortization, net	221,549	224,810
Decrease in deferred income tax expense	24,214	-
Gain on sale of securities available for sale	-	(51,585)
Gain on sale of other real estate owned	(90,860)	-
Increase in bank owned life insurance	(60,639)	(64,420)
Write-downs of other real estate owned	-	1,000
Decrease in accrued interest receivable	75,544	18,805
Increase (decrease) in accrued interest payable	(25,063)	16,348
Increase in other assets	(24,129)	(48,011)
Increase in other liabilities	192,490	160,502
Net cash provided by operating activities	1,214,248	1,296,118
Cash flows from investing activities:
Decrease (increase) in bank term deposits	(1,825,565)	2,610,193
Purchases of securities available for sale	(2,968,871)	(3,844,906)
Purchase of non-marketable equity securities	(800)	800
Proceeds from maturities, calls, and principal repayments of securities available for sale	1,850,239	1,701,137
Proceeds from sale of available for sale securities	-	3,264,938
Net decrease (increase) in loans made to customers	3,266,063	(2,285,005)
Proceeds from sale of other real estate owned	348,355	-
Purchase of premises, furniture and equipment	(89,612)	(11,031)
Net cash provided by investing activities	579,809	1,436,126
Cash flows from financing activities:
Net increase in deposits	2,209,317	5,934,168
Net decrease in federal funds purchased	-	(806,542)
Repayment of note payable	(325,030)	(310,925)
Net cash provided by financing activities	1,884,287	4,816,701
Net increase in cash and cash equivalents	3,678,344	7,548,945
Cash and cash equivalents:
Beginning of period	7,118,215	3,025,617
End of period	$10,796,559	$10,574,562

See Notes to Consolidated Financial Statements

Clover Community Bankshares, Inc. and Subsidiary
Consolidated Statements of Cash Flows (Unaudited)
For the nine months ended September 30, 2018 and 2017

Cash paid during the period for
Interest	$161,693	$134,713
Income taxes	$106,500	$457,000

Supplemental disclosures of noncash investing and financing activities
Change in unrealized gain (loss) on securities available for sale, net of tax	$(863,969)	$267,338

See Notes to Consolidated Financial Statements

Clover Community Bankshares, Inc. and Subsidiary
Notes to Unaudited Consolidated Interim Financial Statements

Note 1.	Nature of Business and Basis of Presentation

Summary of significant accounting principles:

A summary of significant accounting principles is included in the Clover Community Bankshares, Inc. and Subsidiary’s (the “Company”) 2017 audited consolidated financial statements, which were filed as part of Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-227302) filed by Carolina Trust BancShares, Inc. with the Securities and Exchange Commission on October 24, 2018.

Principles of consolidation and basis of presentation:

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Clover Community Bank (the “Bank”) after elimination of all significant intercompany balances and transactions.

Management opinion:

The accompanying unaudited consolidated interim financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) and are unaudited. They do not contain all of the disclosures required for annual audited financial statements. In the opinion of management, all adjustments necessary to present a fair statement of the results for the interim period have been made. Such adjustments are of a normal and recurring nature. The results of operations for any interim period are not necessarily indicative of the results to be expected for an entire year. These interim consolidated financial statements should be read in conjunction with the annual consolidated financial statements and notes thereto contained in the Company’s consolidated financial statements.

Use of estimates:

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as well as amounts of income and expenses during the reporting period. Actual results could differ significantly from those estimates.

Material estimates that are particularly susceptible to significant change relate to the determination of the allowance for losses on loans, including valuation allowances for impaired loans, and the valuation of real estate acquired in connection with foreclosures or in satisfaction of loans. In connection with the determination of the allowances for losses on loans and foreclosed real estate, management obtains independent appraisals for significant properties. Management must also make estimates in determining the estimated useful lives and methods for depreciating premises and equipment.

While management uses available information to recognize losses on loans and foreclosed real estate, future additions to the allowances may be necessary based on changes in local economic conditions. In addition, regulatory agencies, as an integral part of their examination process, periodically review the Company’s allowances for losses on loans and foreclosed real estate. Such agencies may require the Company to recognize additions to the allowances based on their judgments about information available to them at the time of their examination. Because of these factors, it is reasonably possible that the allowances for losses on loans and foreclosed real estate may change materially in the near term.

Clover Community Bankshares, Inc. and Subsidiary
Notes to Unaudited Consolidated Interim Financial Statements

Note 1.	Nature of Business and Basis of Presentation, Continued

Subsequent events:

In accordance with the accounting standard regarding subsequent events, management performed an evaluation to determine whether or not there have been any subsequent events since the balance sheet date that would be required to be included in these consolidated financial statements. See Note 10 for more information regarding subsequent events.

Risks and uncertainties:

In the normal course of its business, the Company encounters two significant types of risks: economic and regulatory. There are three main components of economic risk: interest rate risk, credit risk, and market risk. The Company is subject to interest rate risk to the degree that its interest-bearing liabilities mature or reprice at different times, or on different bases, than its interest-earning assets. Credit risk is the risk of default on the Company's loan and investment securities portfolios that results from a borrower's inability or unwillingness to make contractually required payments. Market risk reflects changes in the value of collateral underlying loans receivable and the valuation of real estate held by the Company.

The Company is subject to the regulations of various governmental agencies. These regulations can and do change significantly from period to period. The Company also undergoes periodic examinations by the regulatory agencies, which may subject it to further changes with respect to asset valuations, amounts of required loss allowances and operating restrictions from the regulators' judgments based on information available to them at the time of their examination.

Concentrations of credit risk:

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of loans receivable, investment securities, federal funds sold and amounts due from banks.

The Company makes loans to individuals and small businesses for various personal and commercial purposes primarily in the upstate region of South Carolina. The Company’s loan portfolio is not concentrated in loans to any single borrower or a relatively small number of borrowers. Additionally, management is not aware of any concentrations of loans to classes of borrowers or industries that would be similarly affected by economic conditions.

In addition to monitoring potential concentrations of loans to particular borrowers or groups of borrowers, industries and geographic regions, management monitors exposure to credit risk from concentrations of lending products and practices such as loans that subject borrowers to substantial payment increases (e.g., principal deferral periods, loans with initial interest-only periods, etc.), and loans with high loan-to-value ratios. Management has determined that there is no concentration of credit risk associated with its lending policies or practices. Additionally, there are industry practices that could subject the Company to increased credit risk should economic conditions change over the course of a loan’s life. For example, the Company makes variable rate loans and fixed rate principal-amortizing loans with maturities prior to the loan being fully paid (i.e., balloon payment loans). These loans are underwritten and monitored to manage the associated risks. Therefore, management believes that these particular practices do not subject the Company to unusual credit risk.

Clover Community Bankshares, Inc. and Subsidiary
Notes to Unaudited Consolidated Interim Financial Statements

Note 1.	Nature of Business and Basis of Presentation, Continued

Concentrations of credit risk, continued:

The Company’s investment portfolio consists principally of obligations of the United States, its agencies or its corporations and general obligation municipal securities. In the opinion of management, there is no concentration of credit risk in its investment portfolio. The Company places its deposits and correspondent accounts with and sells its federal funds to high quality institutions. Management believes credit risk associated with correspondent accounts is not significant.

Note 2.	Securities Available for Sale

The amortized cost and estimated fair values of securities available for sale at September 30, 2018 and December 31, 2017 were as follows:

	Amortized	Gross unrealized		Estimated
	cost	Gains	Losses	fair value
September 30, 2018
Government-sponsored enterprises	$10,480,205	$2,050	$(440,320)	$10,041,935
State, county and municipal	17,849,385	325,414	(421,131)	17,753,668
Mortgage-backed securities	10,499,415	-	(465,620)	10,033,795
Total	$38,829,005	$327,464	$(1,327,071)	$37,829,398

	Amortized	Gross unrealized		Estimated
	cost	Gains	Losses	fair value
December 31, 2017
Government-sponsored enterprises	$11,466,804	$19,192	$(172,361)	$11,313,635
State, county and municipal	17,968,660	611,252	(163,335)	18,416,577
Mortgage-backed securities	8,496,458	1,014	(144,752)	8,352,720
Total	$37,931,922	$631,458	$(480,448)	$38,082,932

The following tables present gross unrealized losses and related fair values, aggregated by investment category, and length of time that individual securities have been in a continuous unrealized loss position at September 30, 2018 and December 31, 2017.

	Less than twelve months		Twelve months or more		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
September 30, 2018
Government sponsored enterprises	$2,973,894	$50,690	$6,365,232	$389,630	$9,339,126	$440,320
State, county and municipal	5,530,919	143,422	3,569,301	277,709	9,100,220	421,131
Mortgage-backed securities	4,378,477	111,661	5,562,139	353,959	9,940,616	465,620
Total	$12,883,290	$305,773	$15,496,672	$1,021,298	$28,379,962	$1,327,071

Clover Community Bankshares, Inc. and Subsidiary
Notes to Unaudited Consolidated Interim Financial Statements

Note 2.	Securities Available for Sale, Continued

	Less than twelve months		Twelve months or more		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
December 31, 2017
Government-sponsored enterprises	$2,362,666	$13,282	$6,203,803	$159,079	$8,566,469	$172,361
State, county and municipal	507,488	1,890	3,707,634	161,445	4,215,122	163,335
Mortgage-backed securities	4,280,701	36,285	3,759,318	108,467	8,040,019	144,752
Total	$7,150,855	$51,457	$13,670,755	$428,991	$20,821,610	$480,448

Securities classified as available for sale are recorded at fair market value. The Company believes that the deterioration in value is attributable to changes in market interest rates and not in credit quality and considers these losses to be temporary. The Company has the ability and intent to hold these securities until such time as the value recovers.

There were twenty-eight government-sponsored enterprises, twenty-two state, county and municipal, and thirty-one mortgage-backed securities in an unrealized loss position at September 30, 2018, and twenty-two government-sponsored enterprises, ten state, county and municipal, and twenty-four mortgage-backed securities in an unrealized loss position at December 31, 2017.

At September 30, 2018 and December 31, 2017, the Company had one corporate bond with an amortized cost and fair value of $1,000,000 classified as held to maturity. The security matures in August 2026.

The amortized cost and fair value of securities available for sale by contractual maturity at September 30, 2018 are as follows. Expected maturities may differ from contractual maturities if borrowers have the right to call or prepay obligations with or without call or prepayment penalties.  Securities not due at a single maturity date, primarily mortgage-backed securities, are shown separately.

	Amortized Cost	Estimated Fair Value

Due in less than one year	$3,354,576	$3,346,473
Due after one through five years	11,600,322	11,684,724
Due after five through ten years	11,839,588	11,204,823
Due after ten years	1,535,104	1,559,583
Mortgage-backed securities	10,499,415	10,033,795
Total	$38,829,005	$37,829,398

At September 30, 2018 and December 31, 2017, securities with a carrying amount of $6,052,254 and $7,758,186, respectively, were pledged as collateral to secure public deposits.

During the nine months ended September 30, 2018, no securities were sold. During the nine months ended September 30, 2017, gross proceeds from the sale of securities were $3,264,938. For the nine months ended September 30, 2017, gross realized gains amounted to $62,132 and gross realized losses amounted to $10,547.

Clover Community Bankshares, Inc. and Subsidiary
Notes to Unaudited Consolidated Interim Financial Statements

Note 3.	Nonmarketable Equity Securities

Nonmarketable equity securities at September 30, 2018 and December 31, 2017 consist of:

	2018	2017

Federal Home Loan Bank (FHLB) stock	$115,100	$114,300
Community Bankers’ Bank Stock	67,100	67,100
Total	$182,200	$181,400

The Bank, as a member institution, is required to own certain stock investments in the FHLB. The FHLB stock is generally pledged against any borrowings from the FHLB. No ready market exists for the FHLB stock and it has no quoted market value; however, redemption of this stock has historically been at par value.

Note 4.	Loans Receivable and Allowance for Loan Losses

Major classifications of loans receivable at September 30, 2018 and December 31, 2017 are summarized as follows:

	2018	2017
Commercial and industrial	$6,251,777	$7,627,155
Real estate:
Construction	5,545,395	6,201,105
Mortgage - residential	17,403,068	19,226,155
Mortgage - commercial	32,053,403	30,502,195
Consumer and other	7,409,724	8,373,648
Gross loans	68,663,367	71,930,258
Deferred costs, net	73,075	88,739
Less allowance for loan losses	(1,332,205)	(1,352,371)
Loans, net	$67,404,237	$70,666,626

Clover Community Bankshares, Inc. and Subsidiary
Notes to Unaudited Consolidated Interim

Note 4.	Loans Receivable and Allowance for Loan Losses, Continued

The following tables summarize activity related to the allowance for loan losses for the nine months ended September 30, 2018 and for the year ended December 31, 2017, as well as the composition and information relative to impaired loans, by portfolio segment, as of September 30, 2018 and December 31, 2017:

	For the nine months ended September 30, 2018
	Commercial & Industrial	Real Estate Construction	Real Estate Mortgage - Residential	Real Estate Mortgage - Commercial	Consumer and Other	Total
Allowance for loan losses:
Beginning balance
December 31, 2017	$91,202	$271,288	$241,436	$648,867	$99,578	$1,352,371
Charge-offs	-	-	(27,628)	-	(3,038)	(30,666)
Recoveries	-	-	10,000	-	500	10,500
Provisions	(38,767)	(22,799)	(975)	79,263	(16,722)	-
Ending balance September 30, 2018	$52,435	$248,489	$222,833	$728,130	$80,318	$1,332,205
Ending balances:
Individually evaluated for impairment	$-	$-	$4,255	$415,063	$1,039	$420,357
Collectively evaluated for impairment	$52,435	$248,489	$218,578	$313,067	$79,279	$911,848
Loans receivable:
Ending balance - total	$6,251,777	$5,545,395	$17,403,068	$32,053,403	$7,409,724	$68,663,367
Ending balances:
Individually evaluated for impairment	$1,107,430	$-	$1,236,473	$2,752,644	$101,601	$5,198,148
Collectively evaluated for impairment	$5,144,347	$5,545,395	$16,166,595	$29,300,759	$7,308,123	$63,465,219

Clover Community Bankshares, Inc. and Subsidiary
Notes to Unaudited Consolidated Interim Financial Statements

Note 4.	Loans Receivable and Allowance for Loan Losses, Continued

	For the year ended December 31, 2017
	Commercial & Industrial	Real Estate Construction	Real Estate Mortgage - Residential	Real Estate Mortgage - Commercial	Consumer and Other	Total
Allowance for loan losses:
Beginning balance
December 31, 2016	$107,993	$314,973	$378,000	$430,232	$82,223	$1,313,421
Charge-offs	-	-	-	-	(1,517)	(1,517)
Recoveries	-	40,000	400	-	67	40,467
Provisions	(16,791)	(83,685)	(136,964)	218,635	18,805	-
Ending balance
December 31, 2017	$91,202	$271,288	$241,436	$648,867	$99,578	$1,352,371
Ending balances:
Individually evaluated for impairment	$1,990	$-	$9,656	$346,101	$1,473	$359,220
Collectively evaluated for impairment	$89,212	$271,288	$231,780	$302,766	$98,105	$993,151
Loans receivable:
Ending balance - total	$7,627,155	$6,201,105	$19,226,155	$30,502,195	$8,373,648	$71,930,258
Ending balances:
Individually evaluated for impairment	$59,617	$-	$949,555	$2,819,417	$95,272	$3,923,861
Collectively evaluated for impairment	$7,567,538	$6,201,105	$18,276,600	$27,682,778	$8,278,376	$68,006,397

Clover Community Bankshares, Inc. and Subsidiary
Notes to Unaudited Consolidated Interim Financial Statements

Note 4.	Loans Receivable and Allowance for Loan Losses, Continued

The following tables, by loan category, present at September 30, 2018 and December 31, 2017 loans individually evaluated and considered impaired. These tables include performing troubled debt restructurings.

September 30, 2018	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
With no allowance recorded:
Commercial and industrial	$1,107,430	$1,107,430	$-	$1,384,606	$53,715
Real estate:
Construction	-	-	-	-	-
Mortgage-residential	650,602	650,602	-	658,003	22,228
Mortgage-commercial	1,279,079	1,279,079	-	1,317,362	7,425
Consumer and other	21,161	21,161	-	22,436	598
	3,058,272	3,058,272	-	3,382,407	83,966
With an allowance recorded:
Commercial and industrial	-	-	-	-	-
Real estate:
Construction	-	-	-	-	-
Mortgage-residential	585,871	585,871	4,255	591,420	24,564
Mortgage-commercial	1,473,565	1,473,565	415,063	1,477,245	22,811
Consumer and other	80,440	80,440	1,039	86,703	4,668
	2,139,876	2,139,876	420,357	2,155,368	52,043
Total:
Commercial and industrial	1,107,430	1,107,430	-	1,384,606	53,715
Real estate:
Construction	-	-	-	-	-
Mortgage-residential	1,236,473	1,236,473	4,255	1,249,423	46,792
Mortgage-commercial	2,752,644	2,752,644	415,063	2,794,607	30,236
Consumer and other	101,601	101,601	1,039	109,139	5,266
	$5,198,148	$5,198,148	$420,357	$5,537,775	$136,009

Clover Community Bankshares, Inc. and Subsidiary
Notes to Unaudited Consolidated Interim Financial Statements

Note 4.	Loans Receivable and Allowance for Loan Losses, Continued

December 31, 2017	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
With no allowance recorded:
Commercial and industrial	$40,842	$40,842	$-	$51,919	$3,816
Real estate:
Construction	-	-	-	-	-
Mortgage-residential	108,418	108,418	-	113,922	4,825
Mortgage-commercial	1,803,316	1,803,316	-	1,842,022	97,024
Consumer and other	-	-	-	-	-
	1,952,576	1,952,576	-	2,007,863	105,665
With an allowance recorded:
Commercial and industrial	18,775	18,775	1,990	20,614	-
Real estate:
Construction	-	-	-	-	-
Mortgage-residential	841,137	841,137	9,656	849,539	47,620
Mortgage-commercial	1,016,101	1,016,101	346,101	1,010,421	42,779
Consumer and other	95,272	95,272	1,473	103,488	7,572
	1,971,285	1,971,285	359,220	1,984,062	97,971
Total:
Commercial and industrial	59,617	59,617	1,990	72,533	3,816
Real estate:
Construction	-	-	-	-	-
Mortgage-residential	949,555	949,555	9,656	963,461	52,445
Mortgage-commercial	2,819,417	2,819,417	346,101	2,852,443	139,803
Consumer and other	95,272	95,272	1,473	103,488	7,572
	$3,923,861	$3,923,861	$359,220	$3,991,925	$203,636

The Company categorizes loans into risk categories based on relevant information about the ability of borrowers to service their debt, including current financial information, historical payment experience, credit documentation, public information, and current economic trends, among other factors. The Company analyzes loans individually by classifying the loans as to credit risk. This analysis is performed on at least a quarterly basis. The Company uses the following definitions for risk ratings:

Clover Community Bankshares, Inc. and Subsidiary
Notes to Unaudited Consolidated Interim Financial Statements

Note 4.	Loans Receivable and Allowance for Loan Losses, Continued

Loans classified as Watch are fundamentally sound but exhibit some credit deficiency or special circumstances that warrant special attention of management. Normally the factors contributing to this classification are considered temporary, less than twelve months in duration. Loans classified as Special Mention have a potential weakness that deserves management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or of the institution’s credit position at some future date. Special Mention assets are not adversely classified and do not expose an institution to sufficient risk to warrant adverse classification. Loans classified as Substandard are inadequately protected by the current net worth and paying capacity of the obligor or of the collateral pledged, if any. Loans so classified have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the institution may sustain some loss if the deficiencies are not corrected. Loans classified as Doubtful have all the weaknesses inherent in those classified as Substandard, with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable. Loans classified as Loss are considered uncollectible and the continuance as an active bank asset is not justified. The loss element can be determined with a considerable degree of certainty both as to the nature and the amount. The determined loss amount should be charged off. Also included would be any value of the loan which exceeds the market value of the underlying collateral as established by an appraisal or other independent valuation method.

Loans not meeting the criteria above that are analyzed individually as part of the above-described process are considered to be Pass rated loans. As of September 30, 2018 and December 31, 2017, and based on the most recent analysis performed, the risk category of loans by class of loans is shown in the table below.

September 30, 2018	Pass	Watch	Special Mention	Substandard	Doubtful	Loss	Total
Commercial and industrial	$5,167,617	$-	$-	$1,084,160	$-	$-	$6,251,777
Real estate:
Construction	5,545,395	-	-	-	-	-	5,545,395
Mortgage-residential	16,752,466	61,423	-	589,179	-	-	17,403,068
Mortgage-commercial	29,419,811	441,321	-	2,192,271	-	-	32,053,403
Consumer and other	7,378,285	31,439	-	-	-	-	7,409,724
Total	$64,263,574	$534,183	$-	$3,865,610	$-	$-	$68,663,367
December 31, 2017	Pass	Watch	Special Mention	Substandard	Doubtful	Loss	Total
Commercial and industrial	$6,133,490	$1,474,890	$-	$18,775	$-	$-	$7,627,155
Real estate:
Construction	6,201,105	-	-	-	-	-	6,201,105
Mortgage-residential	18,562,240	619,644	-	44,271	-	-	19,226,155
Mortgage-commercial	27,806,239	-	-	2,695,956	-	-	30,502,195
Consumer and other	8,333,686	39,962	-	-	-	-	8,373,648
Total	$67,036,760	$2,134,496	$-	$2,759,002	$-	$-	$71,930,258

Clover Community Bankshares, Inc. and Subsidiary
Notes to Unaudited Consolidated Interim Financial Statements

Note 4.	Loans Receivable and Allowance for Loan Losses, Continued

A delinquent loan is generally placed in nonaccrual status when it becomes 90 days or more past due. At the time a loan is placed in nonaccrual status, all interest which has been accrued on the loan but remains unpaid is reversed and deducted from earnings as a reduction of reported interest income. No additional interest is accrued on the loan balance until the collection of both principal and interest becomes reasonably certain. At September 30, 2018 and December 31, 2017, nonaccrual loans totaled $2,346,536 and $2,288,603, respectively.

The following tables, by loan category, present loans past due and in nonaccrual status as of September 30, 2018 and December 31, 2017:

September 30, 2018	30 - 59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days	Nonaccrual	Total Past Due	Current	Total Loans

Commercial and industrial	$-	$-	$-	$-	$-	$6,251,777	$6,251,777
Real estate:
Construction	-	-	-	-	-	5,545,395	5,545,395
Mortgage-residential	-	-	-	168,679	168,679	17,234,389	17,403,068
Mortgage-commercial	14,414	-	-	2,177,857	2,192,271	29,861,132	32,053,403
Consumer and other	1,702	-	-	-	1,702	7,408,022	7,409,724
	$16,116	$-	$-	$2,346,536	$2,362,652	$66,102,632	$68,663,367

December 31, 2017	30 - 59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days	Nonaccrual	Total Past Due	Current	Total Loans

Commercial and industrial	$672,414	$109,624	$-	$18,775	$800,813	$6,826,342	$7,627,155
Real estate:
Construction	-	-	-	-	-	6,201,105	6,201,105
Mortgage-residential	114,555	-	-	44,271	158,826	19,067,329	19,226,155
Mortgage-commercial	-	17,932	-	2,225,557	2,243,489	28,258,706	30,502,195
Consumer and other	23,764	16,198	-	-	39,962	8,333,686	8,373,648
	$810,733	$143,754	$-	$2,288,603	$3,243,090	$68,687,168	$71,930,258

Troubled debt restructurings (TDRs) are loans that have been restructured from their original contractual terms and include concessions that would not otherwise have been granted outside of the financial difficulty of the borrower. Concessions can relate to the contractual interest rate, maturity date, or payment structure of the note. As part of the Company’s workout plan for individual loan relationships, the Company may restructure loan terms to assist borrowers facing challenges. The purpose of a TDR is to facilitate ultimate repayment of the loan. TDRs, all of which were included in impaired loans at September 30, 2018 and December 31, 2017, amounted to $1,276,932 and $1,524,592, respectively.

The Company’s policy with respect to accrual of interest on loans restructured in a TDR follows relevant supervisory guidance. That is, if a borrower has demonstrated performance under the previous loan terms and shows capacity to perform under the restructured loan terms, continued accrual of interest at the restructured interest rate is likely. If a borrower was materially delinquent on payments prior to the restructuring but shows capacity to meet the restructured loan terms, the loan will likely continue as nonaccrual going forward. Lastly, if the borrower does not perform under the restructured terms, the loan is placed on nonaccrual status. There were $0 and $18,775 in TDRs on nonaccrual status at September 30, 2018 and December 31, 2017, respectively.

Clover Community Bankshares, Inc. and Subsidiary
Notes to Unaudited Consolidated Interim Financial Statements

Note 4.	Loans Receivable and Allowance for Loan Losses, Continued

Management will continue to closely monitor these loans and will cease accruing interest on them if management believes that the borrowers may not continue performing based on the restructured note terms. If, after previously being classified as a TDR, a loan is restructured a second time, then that loan is automatically placed on nonaccrual status. The Company’s policy with respect to nonperforming TDRs requires the borrower to make a minimum of six consecutive payments in accordance with the loan terms before that loan can be placed back on accrual status. Further, the borrower must show capacity to continue performing into the future prior to restoration of accrual status.

During the nine months ended September 30, 2018, the Company modified one residential mortgage loan and one consumer loan that were considered to be TDRs. The Company made a rate concession on these loans as a result of financial difficulty displayed by the borrowers. The recorded investment in these loans was $70,193 before and after the modification. During the year ended December 31, 2017, the Company modified one consumer loan that was considered to be a TDR. The Company made a rate concession on this loan as a result of financial difficulty displayed by the borrower. The recorded investment in this loan was $107,251 before and after the modification.

As of September 30, 2018 and December 31, 2017, no loans previously determined to be a TDR defaulted during the previous 9 months and 12 months, respectively.

In the determination of the allowance for loan losses, all TDRs are reviewed to ensure that one of the three proper valuation methods (fair market value of the collateral, present value of cash flows, or observable market price) is adhered to. All TDRs are considered impaired.

Certain officers and directors of the Company and its subsidiary, their immediate families and business interests are loan customers of, and had other transactions with the Bank in the normal course of business. Related party loans are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties and do not involve more than normal risk of collectability. The aggregate dollar amount of these loans was $771,669 and $919,496 at September 30, 2018 and December 31, 2017, respectively. During 2018, there were advances of $141,131 on 3 related party loans and principal repayments of $288,958.

Note 5.	Deposits

Time deposits that meet or exceed the FDIC insurance limit of $250,000 at September 30, 2018 and December 31, 2017 amounted to $1,570,689 and $2,123,859, respectively.

At September 30, 2018, the scheduled maturities of time deposits are as follows:

2018	$4,687,486
2019	9,095,053
2020	2,302,719
2021	513,085
2022	56,688
Thereafter	56,882
Total	$16,711,913

Clover Community Bankshares, Inc. and Subsidiary
Notes to Unaudited Consolidated Interim Financial Statements

Note 6.	Note Payable

On March 5, 2014, the Company obtained a $2,000,000 note payable from a correspondent bank, the proceeds of which were used in connection with the repurchasing and retirement of a series of preferred stock. The note payable bears interest at the rate of 4.4 percent per annum and requires principal and interest payments of $111,995 due quarterly until its maturity on January 1, 2019. The note payable is collateralized by the stock of the Bank that is owned by the Company. The total amount outstanding on the note payable as of September 30, 2018 and December 31, 2017 was $111,675 and $436,705, respectively.

Note 7.	Preferred Stock

The Series A Preferred Stock has senior rights over common stock with regard to dividends and rights upon liquidation. Unlike common stock, the Series A Preferred Stock will not have voting rights except under very limited circumstances. The preferred stock pays dividends at the rate of 5 percent greater than common stock per share dividends.

On March 3, 2009, the Company’s Articles of Incorporation were amended to authorize the issuance of a class of 10,000,000 shares of preferred stock, having no par value. Subject to certain conditions, the amendment authorizes the Company’s Board of Directors to issue preferred stock without shareholders’ approval. Under this amendment, the Board is authorized to determine the terms of one or more series of preferred stock, including the preferences, rights, and limitations of each series.

Note 8.	Income Taxes

The Company accounts for income taxes in accordance with FASB ASC Topic 740, “Income Taxes”, a method whereby certain items of income and expense (principally provision for loan losses, depreciation, and prepaid expenses) are included in one reporting period for financial accounting purposes and another for income tax purposes. Refer to the notes within the consolidated financial statements for the year ended December 31, 2017 for more information. The accounting literature states that a deferred tax asset should be reduced by a valuation allowance if, based on the weight of all available evidence, it is more likely than not (a likelihood of more than 50%) that some portion or the entire deferred tax asset will not be realized. The determination of whether a deferred tax asset is realizable is based on weighing all available evidence, including both positive and negative evidence. In making such judgments, significant weight is given to evidence that can be objectively verified.

The Company believes that its income tax filing positions taken or expected to be taken in its tax returns will more likely than not be sustained upon audit by the taxing authorities, and does not anticipate any adjustments that will result in a material adverse impact on the Company’s financial condition, results of operations, or cash flows. Therefore, no reserves for uncertain income tax positions have been recorded pursuant to ASC 740, “Income Taxes”.

Clover Community Bankshares, Inc. and Subsidiary
Notes to Unaudited Consolidated Interim Financial Statements

Note 9.	Fair Value of Financial Instruments

The Company values certain assets at fair value on a recurring basis. Assets valued at fair value on a recurring basis are those valued at fair value at each balance sheet date, whereas those valued on a nonrecurring basis are not re-measured as of each balance sheet date. There are no liabilities measured at fair value on a recurring basis.

The table below presents the balances of assets measured at fair value on a recurring or nonrecurring basis by level within the hierarchy of inputs that may be used to measure fair value.

	September 30, 2018
	Total	Level 1	Level 2	Level 3
Recurring basis:
Securities available for sale	$37,829,398	$-	$37,829,398	$-

Nonrecurring basis:
Impaired loans	4,777,791	-	-	4,777,791
Other real estate owned	960,210	-	-	960,210

	December 31, 2017
	Total	Level 1	Level 2	Level 3
Recurring basis:
Securities available for sale	$38,082,932	$-	$38,032,932	$-

Nonrecurring basis:
Impaired loans	3,564,641	-	-	3,564,641
Other real estate owned	1,217,705	-	-	1,217,705

Note 10.	Business Combination

On June 15, 2018, the Company and Carolina Trust BancShares, Inc. (“Carolina Trust”) jointly announced signing of a definitive merger agreement under which Carolina Trust has agreed to acquire the Company in a cash and stock transaction.  The merger was completed on January 1, 2019.